UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (or Date of Earliest Event Reported): May 7, 2003



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                     TEXAS                   1-8754              74-2073055
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a). Financial Statements. Not applicable.

(b). Pro Forma Financial Information. Not applicable.

(c). Exhibits. The following exhibits are filed with this report on Form 8-K:

     Exhibit No.         Exhibit Description
     -----------         -------------------

       99.1              Swift Energy Company press release dated May 7, 2003.




Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Results of Operations and Financial Condition."

On May 7, 2003, Swift Energy Company announced first quarter 2003 earnings. The press release is included in this report, a copy of which is attached as Exhibit
99.1. Swift Energy Company does not intend for this Item 9 or Exhibit 99.1 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

The attached press release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes specified (certain) amounts, which results in the non-GAAP financial measure being different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheet or statements of cash flows of a company. Pursuant to Regulation G, the Company has provided, as a part of the attached press release, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used in the Company's earnings release are:

     - EBITDA, which excludes income taxes, net interest expense, depreciation, depletion and amortization expenses, and cumulative effect of accounting change from net income before income taxes and accounting change.
     - Cash Flow Before Working Capital Changes, which is Net Cash Provided by Operating Activities before any changes in the balances of accounts receivable and payable, accrued liabilities and income taxes receivable since December 31, 2002.

These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the GAAP measures contained on the Company's statements of cash flows. The Company has used these two non-GAAP financial measures included in the press release for several years. Management of the Company believes that these measures and the information they provide are useful to investors because they permit investors to view the Company's performance on the same basis used by management and are often used by research analysts in the comparison of entities within the oil and gas exploration and production industry.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 7, 2003


                                    Swift Energy Company


                                    By: /s/ Bruce Vincent
                                        ------------------------------
                                        Bruce Vincent
                                        Executive Vice President - Corporate
                                        Development and Secretary